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PROXY

                            FIRST BRANDS CORPORATION
                            83 WOOSTER HEIGHTS ROAD
                             DANBURY, CT 06813-1911

[LOGO]

           ANNUAL MEETING OF STOCKHOLDERS -- FRIDAY, OCTOBER 28, 1994
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints ALFRED E. DUDLEY and DAN RAYMOND, and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Danbury Hilton Hotel, 18
Old Ridgebury Road, Danbury, Connecticut on Friday, October 28, 1994 at 10:00 a.m., local time and at any adjournment thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side hereof.

     THE SHARES  REPRESENTED BY  THE PROXY  WILL  BE VOTED  AS DIRECTED.  IF  NO
CONTRARY  INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE
NOMINEES FOR DIRECTOR SET FORTH BELOW, FOR THE RATIFICATION OF KPMG PEAT MARWICK
AS INDEPENDENT AUDITORS FOR FISCAL 1995 AND AT THE DISCRETION OF THE PROXY  UPON
SUCH OTHER BUSINESS, IF ANY, AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK BOXES [*] OR [x] IN BLUE OR BLACK INK.

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
1. ELECTION OF DIRECTORS                FOR all nominees listed below (except as   WITHHOLD AUTHORITY to vote for all
                                        indicated to the contrary below) [ ]       nominees listed below [ ]


    James R. Maher, Dwight C. Minton, William V. Stephenson, Robert G. Tobin

                                  (Continued and to be signed on the other side)

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  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

- - --------------------------------------------------------------------------------

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
2. Proposal to ratify the selection of  3. In their discretion, to vote upon
   KPMG Peat Marwick as independent        such other business, if any, as may be
   auditors for the fiscal year 1995.      properly brought before the meeting.


       FOR   AGAINST   ABSTAIN                 FOR   AGAINST   ABSTAIN
       [ ]     [ ]       [ ]                   [ ]     [ ]       [ ]

  If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

                                                         Please sign exactly  as
                                                         name   appears   below.
                                                         When shares are held by
                                                         joint   tenants,   both
                                                         should sign. When
                                                         signing as attorney, as
                                                         executor,
                                                         administrator,  trustee
                                                         or   guardian,   please
                                                         give   full   title  as
                                                         such. If a corporation,
                                                         please  sign  in   full
                                                         corporate name by
                                                         President    or   other
                                                         authorized officer.  If
                                                         a  partnership,  please
                                                         sign   in   partnership
                                                         name    by   authorized
                                                         person.

                                                         Dated:..........., 1994

                                                         .......................
                                                                Signature

                                                         .......................
                                                            Signature if held
                                                                 jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.